UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2026

AI Technology Group Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-1289047	20-1044677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 W. Liberty St., Suite 880, Reno, NV	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 800.394.7440

 _____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Section 8-Other Events

Item 8.01 Other Events

Pursuant to a joint written consent dated January 22, 2026, of the Registrant's Board of Directors and stockholders constituting a majority of the voting power adopted certain resolutions to, among other matters, change the name of the Registrant to AVM Biotechnology, Inc. (the “Name Change”). Prior to implementing the Name Change, a Company –Related Action will be submitted to FINRA for review.

Section 9-Financial statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No	Description

101	Cover Page Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AI Technology Group Inc.

DATE: January 29, 2026	By:	/s/ Marcus Johnson
Marcus Johnson, President

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